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                                                                  EXHIBIT 10.(J)


                  AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN
                         FACILITY AGREEMENT AND GUARANTY

                  THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY (this "Amendment") dated as of June __, 2000, by and among AARON RENTS, INC., a Georgia corporation ("Sponsor"), each of the financial institutions listed on the signature pages hereof (the "Participants") and SUNTRUST BANK, a Georgia banking corporation, formerly known as SunTrust Bank, Atlanta, as servicer (in such capacity, the "Servicer").

                                   WITNESSETH:

                  WHEREAS, the Sponsor, Participants and Servicer, in order to make available a loan facility to certain franchisees of Sponsor, entered into that certain Amended and Restated Loan Facility Agreement and Guaranty dated as of November 3, 1999 (as hereafter amended or modified, the "Loan Facility Agreement") by and among Sponsor, Servicer and the Participants;

                  WHEREAS, in order to expedite the ongoing operations of the loan facility, Sponsor and Servicer entered into that certain Servicing Agreement, dated as of November 3, 1999 (as amended or modified from time to time, the "Servicing Agreement") to set forth certain agreements regarding fees and operations;

                  WHEREAS, the Sponsor has requested among other things (i) that the Maximum Commitment Amount be increased to $70,000,000.00 (by increase of the Participating Commitments of the existing Participants), and (ii) that the Commitment Termination Date be extended to June __, 2001;

                  WHEREAS, the Sponsor, the Participants and the Servicer wish to enter into this Amendment to set forth their understandings regarding the amendments;

                  NOW, THEREFORE, for and in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Definitions. All terms used herein without definition shall have the meanings set forth for such terms in the Loan Facility Agreement.

         2.       Amendment to Section 1.1 of the Loan Facility Agreement.
Section 1.1 of the Loan Facility Agreement is hereby amended by deleting the definitions of "Maximum Committed Amount", "Maximum Established Franchisee Recourse Amount", "Payment Date" and "Wind-Down Event" and replacing them with the following definitions:

         "Maximum Commitment Amount" shall mean $70,000,000, as such amount may be reduced pursuant to Section 2.7, Section 2.8 or Section 15.2.


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         "Maximum Established Franchisee Recourse Amount" shall mean the greater of (x) $20,000,000 and (y) two (2) times the largest aggregate amount committed or loaned to any Borrower Group under the Franchisee Loan Program, in each case as reduced by any amounts paid by Sponsor pursuant to Section 10.3(c).

         "Payment Date" shall mean the last day of each calendar month; provided, however, if such day is not a Business Day, the next succeeding Business Day

         "Wind-Down Event" shall mean either (i) the event that the Commitments are not extended for any reason and the Commitment Termination Date occurs or (ii) the event that the Maximum Established Franchisee Recourse Amount is, at any date of determination, less than $20,000,000.

         3.       Amendment to Section 2.1 of the Loan Facility Agreement.
Section 2.1 of the Loan Facility Agreement is hereby amended by replacing subsection 2.1(a) and subsection 2.1(b) with the following subsection 2.1(a) and subsection 2.1(b):

         (a) Startup Franchisee Commitment. Subject to and upon the terms and conditions set forth in this Agreement and the other Operative Documents, and in reliance upon the guaranty and other obligations of the Sponsor set forth herein, the Servicer hereby establishes a commitment to the Sponsor to establish Startup Franchisee Loan Commitments and to make Advances thereunder to such Startup Franchisees as may be designated by the Sponsor in its Funding Approval Notices during a period commencing on the date hereof and ending on June __, 2001 (as such period may be extended for one or more subsequent 364-day periods pursuant to Section 2.8, the "Commitment Termination Date") in an aggregate committed amount at any one time outstanding not to exceed SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000) (the "Startup Franchisee Commitment"); provided that, notwithstanding any provision of this Agreement to the contrary, at no time shall the sum of aggregate committed amounts of all Loan Commitments outstanding pursuant to the Commitments, or, following the termination of any such Loan Commitment, Advances outstanding thereunder, exceed the Maximum Commitment Amount.

         (b) Established Franchisee Commitment. Subject to and upon the terms and conditions set forth in this Agreement and the other Operative Documents, and in reliance upon the guaranty and other obligations of the Sponsor set forth herein, the Servicer hereby establishes a commitment to the Sponsor to establish Established Franchisee Loan Commitments and to make Advances thereunder to such Established Franchisees as may be designated by the Sponsor in its Funding Approval Notices during a period commencing on the date hereof and ending on the Commitment Termination Date in an aggregate committed amount at any one time outstanding not to exceed SEVENTY MILLION AND NO/100 DOLLARS


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         ($70,000,000) (the "Established Franchisee Commitment"); provided that, notwithstanding any provision of this Agreement to the contrary, at no time shall the sum of aggregate committed amounts of all Loan Commitments outstanding pursuant to the Commitments, or, following the termination of any such Loan Commitment, Advances outstanding thereunder, exceed the Maximum Commitment Amount.

         4.       Amendment to Section 2.9 to the Loan Facility Agreement.
Section 2.9 of the Loan Facility is hereby amended by replacing subsection 2.9(b) with the following:

         (b) In the event that the Maximum Established Franchisee Recourse Amount is, at any date of determination, less than $20,000,000, then the Sponsor shall not have the right to request that any further Established Franchisee Loan Commitments be established; provided, however, that the occurrence of such Wind-Down Event shall not affect the obligation of (x) the Servicer to make Advances pursuant to existing Established Franchisee Loan Commitments, (y) the Participants to fund their Participant's Interest as provided herein, or (z) the Credit Parties under the Operative Documents.

         5.       Amendment to Section 10.2 of the Loan Facility Agreement.
Section 10.2 of the Loan Facility Agreement is hereby amended by replacing the first paragraph of Section 10.2 with the following:

         10.2     Limitation on Guaranty of Startup Franchisee Loans.

         The obligation of the Sponsor pursuant to this Article 10 with respect to the Startup Franchisee Loans shall be limited, as of any date of determination, to an amount (the "Maximum Amount") equal to the greater of (a) fifty percent (50%) of the aggregate outstanding principal amount of the Startup Franchisee Loans on such date (after giving effect to any payments, recoveries on Collateral or other recoveries made by the Servicer or any Participant on such date with respect to the Startup Franchisee Loans), (b) three (3) times the largest aggregate amount of all Loan Commitments (or if the Loan Commitments have been terminated, all outstanding Loans) made to any Startup Franchisee Borrower and its Borrower Group and (c) $10,000,000; provided that, the Maximum Amount shall not on any date of determination exceed the aggregate outstanding Loan Indebtedness of the Startup Franchisee Loans. As a material inducement to the Servicer's and each Participant's entering into this Agreement, the parties hereto expressly agree that the Maximum Amount shall be redetermined (and the obligation of the Sponsor to pay such replenished Maximum Amount shall be enforceable by the Servicer and the Participants hereunder) on each day that any Loan Indebtedness remains outstanding pursuant to any Startup Franchisee Loan regardless of (i) any previous payments made by the Sponsor hereunder on any prior date, whether or not constituting the Maximum Amount payable on such prior date, or (ii) the

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         number of prior demands made by the Servicer or the Participants hereunder; provided that, for purposes of calculating the Maximum Amount, (x) any Defaulted Loan for which a demand has previously been made, or deemed to have been made, pursuant to this Section 10.2 shall not be deemed to be outstanding and (y) demand shall be deemed to have been made with respect to each Defaulted Loan on the date on which the Servicer is authorized to make a demand on the Sponsor with respect to such Defaulted Loan pursuant to Section 4.3 or Section 4.4 of this Agreement unless such Loan Default arises solely from the occurrence of a Credit Event in which case demand shall be deemed to be made only upon receipt of written request from the Servicer.

         6. Amendment to Exhibit E to Loan Facility Agreement. Section 6(i) of the form of Startup Franchisee Loan Agreement attached as Exhibit E to the Loan Facility Agreement is hereby deleted in its entirety and replaced by the following Section 6(i):

         (i) Rental Revenue to Debt Service. Commencing on the first day of the calendar quarter in which the 25th month following the Opening Date of the first store location of the Borrower occurs, and measured as of the last day of the calendar quarter in which such 25th month occurs and on the last day of each calendar quarter thereafter, the ratio of the Borrower's Rental Revenue to Debt Service for such quarter shall not be less than 2.2:1.00;

         7. Conditions of Effectiveness. The effectiveness of this Amendment (the date on which this amendment becomes effective is referred to herein as, the "Effective Date") and the obligation of Servicer to make lines of credit available to franchisees of Sponsor under the Loan Facility Agreement, as amended hereby, and the obligation of each Participant to purchase its participation therein, is subject to receipt by Servicer of each of the following in form and substance satisfactory to Servicer and each of the
Participants:

                  (a) a fee in the amount of $45,000 in immediately available funds, which the Sponsor agrees to pay on the date hereof;

                  (b) from each of the parties hereto a duly executed counterpart of this Amendment;

                  (c) a certificate of Sponsor, dated as of the date hereof, signed by the Secretary or Assistant Secretary of Sponsor, (i) certifying as to names and true signatures of the officers of Sponsor authorized to execute and deliver this Amendment, (ii) certifying that Sponsor's articles of incorporation and bylaws delivered to Servicer on November 3, 1999 have not been amended or modified and are in full force and effect as of the date hereof, and (iii) certifying a true and correct copy of the action taken by the Board of Directors or the Sponsor authorizing the Sponsor's execution, delivery and performance of this Amendment and the certificates referred to herein;

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                  (d)      a certificate of the Secretary of State of the State
         of Georgia as to the existence of the Sponsor as a Georgia corporation;

                  (e) a favorable written opinion of Kilpatrick Stockton, LLP, counsel for Sponsor and Guarantors, in form satisfactory to Servicer and each Participant and covering such matters relating to the transactions contemplated by this Amendment as Servicer may reasonably request;

                  (f)      a duly executed amendment to the Servicing Agreement;
         and

                  (g) in addition, each of the Participants shall have received a duly executed Participation Certificate from the Servicer.

         8. Representations and Warranties of Sponsor. Sponsor, without limiting the representations and warranties provided in the Loan Facility Agreement, represents and warrants to the Participants and the Servicer as follows:

                  (a) The execution, delivery and performance by Sponsor of this Amendment are within Sponsor's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or by-laws of Sponsor or any indenture, agreement or other instrument to which Sponsor is a party or by which Sponsor or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

                  (b) This Amendment constitutes the legal, valid and binding obligations of Sponsor, enforceable against Sponsor in accordance with their respective terms.

                  (c) No Unmatured Credit Event or Credit Event has occurred and is continuing as of the Effective Date.

         9. Survival. Each of the foregoing representations and warranties and each of the representations and warranties made in the Loan Facility Agreement shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of Sponsor under the Loan Facility Agreement, and it shall be a Credit Event if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the representations and warranties made under the Loan Facility Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Participants or the Servicer.

         10. No Waiver, Etc. Sponsor hereby agrees that nothing herein shall constitute a


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waiver by the Participants of any Unmatured Credit Event or Credit Event,
whether known or unknown, which may exist under the Loan Facility Agreement. Sponsor hereby further agrees that no action, inaction or agreement by the Participants, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Loan Facility Agreement which may have occurred with respect to the non-payment of any obligation during the terms of the Loan Facility Agreement or any portion thereof, or any other matter relating to the Loan Facility Agreement, shall require or imply any future indulgence, waiver, or agreement by the Participants. In addition, Sponsor acknowledges and agrees that it has no knowledge of any defenses, counterclaims, offsets or objections in its favor against any Participant with regard to any of the obligations due under the terms of the Loan Facility Agreement as of the date of this Amendment.

         11. Ratification of Loan Facility Agreement. Except as expressly amended herein, all terms, covenants and conditions of the Loan Facility Agreement and the other Operative Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Loan Facility Agreement as amended herein. All future references to the Loan Facility Agreement shall be deemed to refer to the Loan Facility Agreement as amended hereby.

         12. Ratification of Guaranty Agreement. The Guarantor hereby ratifies and confirms that the Guaranty Agreement remains in full force and effect and is hereby affirmed by the Guarantor.

         13. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

         14. Costs, Expenses and Taxes. Sponsor agrees to pay on demand all reasonable costs and expenses of the Servicer in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Servicer with respect thereto and with respect to advising the Servicer as to its rights and responsibilities hereunder and thereunder. In addition, Sponsor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Servicer and each Participant harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         15. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         16. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

         17. Counterparts. This Amendment may be executed in any number of counterparts

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and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

                  [Remainder of page intentionally left blank.]



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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment through their authorized officers as of the date first above written.


                                      AARON RENTS, INC.



                                      By:
                                         ---------------------------------
                                          Name:
                                          Title:


                                      SUNTRUST BANK, FORMERLY KNOWN AS
                                      SUNTRUST BANK, ATLANTA, as Servicer


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:

                                      SUNTRUST BANK, FORMERLY KNOWN AS
                                      SUNTRUST BANK, ATLANTA



                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:



Participating Commitment Amount: $20,000,000
Pro Rata Share: 28.57%


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                                      BANK ONE, NA



                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:




Participating Commitment Amount: $12,666,667.00
Pro Rata Share: 18.10%


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                                      FIRST UNION NATIONAL BANK



                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


Participating Commitment Amount: $18,666,667.00
Pro Rata Share: 26.67%


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                                      SOUTHTRUST BANK, N.A.



                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


Participating Commitment Amount: $18,666,667.00
Pro Rata Share: 26.67%

                           ACKNOWLEDGMENT OF GUARANTOR

                The Guarantor acknowledges and agrees to the terms of the foregoing Amendment, and further acknowledges and agrees that (i) all of the obligations of the Sponsor shall continue to constitute "Guaranteed Obligations" covered by Guaranty Agreement executed by the undersigned, and (ii) the Guaranty Agreement is and shall remain in full force and effect on and after the date hereof, and (iii) the foregoing agreement shall in no way release, discharge, or otherwise limit the obligations of the undersigned Guarantor under the Guaranty Agreement.

                  This Acknowledgment of Guarantor made and delivered as of June __, 2000.


                                             AARON INVESTMENT COMPANY


                                             By:
                                                ----------------------------
                                             Name:
                                             Title: